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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: October 30, 2004
/s/ BARRINGTON H. BRANCH Barrington H. Branch

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ GARY A. BURK Gary A. Burk

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ GEOFFREY BUTTON Geoffrey Button

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: October 29, 2004
/s/ WILLIAM CAVANAUGH III William Cavanaugh III

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ NGAIRE E. CUNEO Ngaire E. Cuneo

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ CHARLES R. EITEL Charles R. Eitel

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ THOMAS L. HEFNER Thomas L. Hefner

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ L. BEN LYTLE L. Ben Lytle

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 15, 2004
/s/ WILLIAM O. MCCOY William O. McCoy

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: October 29, 2004
/s/ JOHN W. NELLEY, JR. John W. Nelley, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: October 29, 2004
/s/ JAMES E. ROGERS James E. Rogers

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: October 28, 2004
/s/ JACK R. SHAW Jack R. Shaw

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: October 29, 2004
/s/ ROBERT J. WOODWARD, JR. Robert J. Woodward, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: November 8, 2004
/s/ DR. MARTIN JISCHKE Dr. Martin Jischke

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  Exhibit 24